vacation.com
belong. inspire. grow.

1650 King Street, Suite 450
Alexandria, VA 22314
T 800.843.0733 F 800.223.4523
sales@vacation-corp.com

MEMBERSHIP APPLICATION FORM

ARC/CLIA/IATAN/TRUE Number
29-5 8415 5

Agency Name
X Train Vacations

Address: 6650 Via Austi Parkway
Suite: 140

City: Las Vegas
State: NV
Zip: 89119

Owner/Manager's Name
Wanda Witoslawski - CFO

Primary Email
wanda@xtraincorp.com; bdragone@xtrainvacations.com

Phone: (702) 583-6705
Fax: (702) 479-7923

☒ Headquarters ○ Branch No. of Locations ______

(A Separate Application is Needed for Each Branch Location.)

Description of Agency: Travel Agency

☒ Storefront ○ Home Office

Website Address
www.xtrainvacations.com

Referred by
AMTRAK

Previous Affiliation
______

GDS:	Exp. Date	Psuedo City Code
○ Amadeus		
○ Apollo		
○ Galileo		
○ Sabre		
○ World Span		

Annual Total Sales Volume
$2,700,000.00

Please list approximate sales volume for each travel type. If it does not apply, please specify "N/A":

Air	Cruise	Tour
$	$	$
Hotel	**Car Rental**	**Insurance**
$	$	$

MEMBERSHIP INCLUDES:

Base Membership
Agent Universe
Branch Membership (All Branches)
Engagement Setup Fee

Annual Fee $399*

*Membership year is from July 1 to June 30. Fee is prorated according to inital month of joining.

Please click here to see SYSTEM REQUIREMENTS.

Many Preferred Suppliers use phone numbers to track agency sales. Please provide us with all additional phone and industry ID numbers that your agency might use when making a booking.

Additional Phone Numbers

1. (702) 487-7784 - Bobbi Dragone
2. (702) 487-7783 - Danielle White
3. ______

Additional ARC/CLIA/IATAN/TRUE Numbers

1. ______
2. ______

MEMBERSHIP AGREEMENT

My signature indicates that I understand and agree to the Vacation.com membership TERMS & CONDITIONS.

Name
Wanda Witoslawski

Title: CFO
Date: 6/3/2014

Signature [signature]

Please print, sign and fax or mail membership application, payment form, W-9 and affiliation letter to:
Vacation.com, Inc.
1650 King Street, Suite 450
Alexandria, VA 22314

F: 800.223.4523

Revised February 2011